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                                                                    Exhibit 23.2



                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------

August 30, 2002

To the Board of Directors of Kewaunee Scientific Corporation:

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 3, 2002 relating to the financial statements, which appears in the 2002 Annual Report to Shareholders of Kewaunee Scientific Corporation, which is incorporated by reference in Kewaunee Scientific Corporation's Annual Report on Form 10-K for the year ended April 30, 2002.

/s/ PricewaterhouseCoopers
Charlotte, North Carolina

August 30, 2002



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